CROSSFIRST BANKSHARES, INC. TO ENTER COLORADO AND NEW

MEXICO MARKETS
WITH ACQUISITION OF FARMERS & STOCKMENS BANK / CENTRAL BANK & TRUST
LEAWOOD Kan., June 13, 2022 – CrossFirst Bankshares, Inc. (Nasdaq: CFB, “CrossFirst”) and Central
Bancorp, Inc. (“Central”) today announced that they have entered into a definitive merger agreement
under which CrossFirst’s bank subsidiary, CrossFirst Bank (“CFB Bank”), will acquire Central’s bank subsidiary, Farmers & Stockmens Bank (“F&S Bank”), in an all-cash transaction. F&S Bank currently has Central Bank & Trust branches in Denver and Colorado Springs and Farmers & Stockmens

Bank
branches in New Mexico.

Central will retain its wealth management subsidiaries, The Corundum

Group
and Corundum Trust Company.

The combination will bring together complementary banking platforms with management teams that
share a commitment to the clients and businesses they serve. When completed,

the transaction is expected
to widen the scope of the CrossFirst franchise, providing an enlarged footprint with further expansion
opportunities in the Colorado and New Mexico markets. Based

on current estimates, the combined
company will have approximately $6.2 billion in assets, $4.9 billion in loans and $5.3 billion in deposits,
with banking locations in Kansas, Oklahoma, Texas, Missouri, Colorado, New Mexico and Arizona.
CrossFirst believes that providing F&S Bank and its clients with access to CFB Bank’s broader array of
banking offerings, larger capabilities, and focus on technology will spur the overall growth of the F&S
Bank platform and provide enhanced benefits for clients. CrossFirst expects that in addition to providing
access to dynamic target markets, the acquisition will further diversify its revenue streams and add
additional liquidity for growth. Specifically, CrossFirst plans to incorporate both F&S Bank’s SBA and agricultural lending capabilities into its current platform, while also bolstering its private banking
business, a fundamental aspect of both companies’ offerings.

“We are thrilled to welcome Farmers & Stockmens and Central Bank & Trust clients and employees to our CrossFirst team,” commented Mike Maddox, CrossFirst’s President and Chief Executive Officer.
“This transaction represents an exciting milestone for our company, allowing us to enter new, dynamic markets, and expand our capabilities by partnering with an impressive team of bankers. We have
tremendous respect for the Farmers & Stockmens and Central Bank

& Trust management teams and are
confident this combination will create extraordinary value for our stockholders,

our clients, our
employees, and our communities.”
Scott Page, F&S Bank’s Chief Executive Officer, added, “We

are delighted to join a bank that shares our
cultural values and commitment to its clients as we embark on this next chapter for Farmers & Stockmens
Bank. We have built a successful and differentiated franchise in our local communities, and this combination will provide our clients with the full breadth of CrossFirst’s comprehensive set of products, services and systems.”

Under the terms of the merger agreement, F&S shareholders are expected to receive approximately $75.0
million in aggregate merger consideration in cash at closing.

The transaction is currently expected to be $0.17, or 11.7%, accretive to CrossFirst’s earnings per share in
2023, assuming fully phased in cost savings. The earnings per share accretion estimates are based on
anticipated cost savings of 20% of F&S Bank’s non-interest expense and do not include any impact due to potential revenue synergies, although opportunities have been identified.

The agreement was unanimously approved by the Board of Directors of each company and bank. The
transaction is expected to close in the second half of 2022, subject to approval by Central shareholders
and bank regulatory authorities
, as well as the satisfaction of other customary closing conditions.

The
parties have entered into a voting agreement with certain F&S Bank and Central directors and executive
officers whereby they have agreed to vote in favor of the transaction in their capacity as shareholders.

CrossFirst was advised in this transaction by Keefe, Bruyette &

Woods, A Stifel Company as financial
advisor and Stinson LLP as legal counsel. Central was advised by Piper

Sandler & Co. as financial
advisor and Otteson Shapiro LLP as legal counsel.
Conference Call & Supplemental Information
CrossFirst’s executive management team will host a conference call for investors on Tuesday, June 14,
2022, at 4:30 p.m. E.T. regarding the announcement of the definitive agreement. To access the event by telephone, please dial
(877) 621-5851 and (470) 495-9492 (international) and provide passcode

5598601.
The event will also be broadcast live over the internet and can be accessed via the following
link: https://edge.media-server.com/mmc/p/975f6myw .
The press release and presentation slides to accompany the conference call remarks will be available
at https://investors.crossfirstbankshares.com/

prior to the beginning of the call.

A replay of the call will be available two hours after the conclusion of the live call. To access the replay, call (855) 859-2056 and (404) 537-3406 (international) and provide passcode

5598601.
About CrossFirst Bankshares
CrossFirst Bankshares, Inc. (Nasdaq: CFB) is a Kansas corporation and a registered bank holding
company for its wholly owned subsidiary CrossFirst Bank, which is headquartered in Leawood, Kansas.
CrossFirst has nine full-service banking locations in Kansas, Missouri, Oklahoma,

Texas, and Arizona
that offer products and services to businesses, professionals, individuals, and families.
Forward-Looking Statements
Certain statements in this press release which are not historical in nature are intended to be forward-looking
statements for purposes of the safe harbor provided by Section 27A of the Securities Act of 1933, as amended, and
Section 21E of the Securities Exchange Act of 1934, as amended.

These forward-looking statements include, but are
not limited to, statements regarding the benefits of the proposed merger of CFB Bank and F&S Bank, including
future financial and operating results (including the anticipated impact of the transaction on CrossFirst’s earnings

and book value), the consideration payable in connection with the acquisition,

statements related to the expected
completion and timing of the completion of the merger,

and the combined company’s plans, objectives,

expectations
and intentions.

Forward-looking statements often, but not always, include words such as “believes,”

“expected,”
“anticipated,” “estimates,” “opportunities,” “approximately,”

“plans”, “will” or the negative of these words,
variations thereof or other similar words and expressions. These forward

-looking statements are subject to numerous
assumptions, risks and uncertainties, which change over time. Because forward

-looking statements are subject to
assumptions and uncertainties, actual results or future events could differ, possibly materially,

from those that
CrossFirst anticipated in its forward-looking statements and future results could differ materially from historical
performance. Factors that could cause or contribute to such differences include, but are not limited to, the following:
the expected benefits of the acquisition may not materialize in the timeframe expected or at all, or may be more
costly to achieve; the acquisition may not be timely completed, if at all; the occurrence of any event, change or other
circumstances that could give rise to the right of one or both of the parties to terminate the definitive transaction
agreement; the outcome of any legal proceedings that may be instituted against

CrossFirst or Central; prior to the
completion of the acquisition or thereafter,

CrossFirst’s and Central’s

respective businesses may not perform as
expected due to transaction-related uncertainty or other factors; the parties may be unable to successfully implement
integration strategies; required regulatory,

Central shareholder or other approvals may not be obtained or other closing conditions may not be satisfied in a timely manner or at all; adverse regulatory conditions may be imposed
in connection with regulatory approvals of the acquisition; reputational risks and risks relating to the reaction of the
companies’ customers or employees to the transaction, including the effects on the ability of CrossFirst to attract or
retain customers and key personnel; diversion of management time on acquisition-related issues; risks relating to the
COVID-19 pandemic, including uncertainty and volatility in financial,

commodities and other markets, and
disruptions to banking and other financial activity.

Such risks, uncertainties and factors could harm CrossFirst’s

or
Central's business, financial position, and results of operations, and could adversely affect the timing and anticipated
benefits of the proposed acquisition.

Additional discussion of these and other risks, uncertainties and factors affecting CrossFirst’s business

is contained in CrossFirst’s filings with

the Securities and Exchange Commission
(the “SEC”), including in CrossFirst’s Annual

Report on Form 10-K for the fiscal year ended December 31, 2021, its Quarterly Report on Form 10-Q for the period ended March 31, 2022,

and its other filings with the SEC. The
reader should not place undue reliance on forward-looking

statements since the statements speak only as of the date
that they are made. Except as required by law,

CrossFirst undertakes no obligation to update or revise forward-
looking statements to reflect changed assumptions, the occurrence of unanticipated events, or changes in our
business, results of operations or financial condition over time.
Annualized, pro forma, projected, and estimated numbers in this document are used for illustrative purposes only,
are not forecasts and may not reflect actual results. Except to the extent required by applicable law or regulation,
each of CrossFirst and Central disclaims any obligation to revise or publicly release any revision or update to any of
the forward-looking statements included herein to reflect events or circumstances that occur after the date on which
such statements were made.
Contact Information
Media Contact:
Meggin Nilssen,
Chief of Staff

meggin.nilssen@crossfirstbank.com

(913) 302-1915
Investor Contact:
Heather Worley, Director of Investor Relations
heather@crossfirst.com
(214) 676-4666